Financial instruments	6 Months Ended
Jun. 30, 2023
Financial instruments [Abstract]
Financial instruments

Note 4 — Financial instruments

On June 22, 2023, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to issue and sell, in a registered direct offering: (i) an aggregate of 1,330,000 ordinary shares, no par value, and (ii) an aggregate of 1,670,000 Pre-Funded warrants, each representing the right to acquire one ordinary share with exercise price of $0.0001, exercisable at any time until exercised in full and (iii) an aggregate of 3,000,000 Warrants. The Warrants are exercisable immediately upon issuance at an exercise price of $1.50 per Ordinary Share and will expire on the fifth anniversary of the original issuance date. The gross proceeds were approximately $4.5 million before deducting the placement agent fee and related offering expenses. Total issuance expenses in connection with the offering were $455 thousands.

In certain cases, the Warrants and Pre-Funded warrants above may be exercised on a cashless basis. Therefore, the Pre-Funded Warrants accounted for as financial liability and the Warrants are accounted for as derivative instruments and accordingly also classified as a liability. Both liabilities are measured at fair value through profit or loss. In accordance with IFRS 9, the consideration received from the issuance of different financial instruments in a single transaction is attributed initially to financial liabilities that are measured at each period at fair value through profit or loss, and then to financial liabilities that are measured only upon initial recognition at fair value and the remaining amount is recognized as equity component. At the closing, the fair value of the Warrants and Pre-Funded warrants was greater that the gross proceeds received. Therefore, the Company recognized an immediate loss of $1,659 thousand and the entire consideration of $4,500 thousand was allocated to the Warrants and Pre- Funded warrant liability and no consideration has been allocated to equity component. As a result, applicable issuance costs have been recorded as an expense under financing expenses.

The table below presents an analysis of the fair value of the liability in respect to the warrants and prefunded warrants as of June 30, 2023:

Description	Fair value	Level 1	Level 2	Level 3

Liability in respect of Pre-Funded Warrants (*)	$2,488	$2,488	-	$-
Liability in respect of Warrants (**)	$3,495	-	$3,495	$-
Liability in respect of Warrants (***)	$321	$321	-	$-

(*)	The fair value of the Pre-Funded Warrant was determined by using the Company’s share price.

(**)	The fair value of the Warrants was determined by using Black & Sholes method. The following inputs were used to determine the fair value of the Warrant:

June 30, 2023
Financial liabilities:
Expected volatility (%)	104.97
Share price (in $)	1.49
Risk-free interest rate (%)	4.17
Expected life (years)	4.98

(***)	The fair value of the liability in respect Warrants under level 1 was determined by using the those Warrants price in market.